UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

       Date of Report (Date of earliest event reported): February 28, 2005


                               STEVEN MADDEN, LTD.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-23702                 13-3588231
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


52-16 Barnett Avenue, Long Island City, New York                11104
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (718) 446-1800
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------

On February 28, 2005, Steven Madden, Ltd. issued a press release announcing its financial results for the fourth quarter of 2004 and for the year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as otherwise expressly stated in such filing.


Item 9.01(c)      Financial Statements and Exhibits.
                  ---------------------------------

                  99.1 Press Release of Steven Madden, Ltd., dated February 28, 2005, reporting financial results for the fourth quarter of 2004 and for the year ended December 31, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    STEVEN MADDEN, LTD.



                                    By: /s/ JAMIESON KARSON
                                        -------------------------------------
                                        Name:  Jamieson Karson
                                        Title: Chairman and Chief Executive
                                               Officer



Date:    February 28, 2005

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